                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-04797

                      Oppenheimer Equity Income Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                      Date of reporting period: 01/31/2011

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                                Shares            Value
                                                           ---------------   ---------------
COMMON STOCKS--73.3%
CONSUMER DISCRETIONARY--7.4%
HOTELS, RESTAURANTS & LEISURE--0.6%
Brinker International, Inc.(1)                                      50,000   $     1,176,500
Wyndham Worldwide Corp.                                            292,500         8,228,023
                                                                             ---------------
                                                                                   9,404,523
HOUSEHOLD DURABLES--0.6%
MDC Holdings, Inc.(1)                                              310,000         9,582,100
LEISURE EQUIPMENT & PRODUCTS--0.2%
Mattel, Inc.                                                       150,000         3,552,000
MEDIA--2.3%
Cinemark Holdings, Inc.(1)                                         665,000        11,271,750
Comcast Corp., Cl. A Special, Non-Vtg.                             675,000        14,472,000
Time Warner Cable, Inc.                                            210,000        14,244,300
                                                                             ---------------
                                                                                  39,988,050
MULTILINE RETAIL--1.7%
Kohl's Corp.(1,2)                                                  575,000        29,198,500
SPECIALTY RETAIL--2.0%
Foot Locker, Inc.(1)                                             1,300,000        23,218,000
Lowe's Cos., Inc.(1)                                               445,000        11,036,000
                                                                             ---------------
                                                                                  34,254,000
CONSUMER STAPLES--7.0%
FOOD & STAPLES RETAILING--2.8%
Kroger Co. (The)                                                 1,000,000        21,400,000
Wal-Mart Stores, Inc.(1)                                            77,500         4,345,425
Walgreen Co.                                                       550,000        22,242,000
                                                                             ---------------
                                                                                  47,987,425
FOOD PRODUCTS--2.0%
Archer-Daniels-Midland Co.(1)                                      425,000        13,884,750
Kellogg Co.                                                         86,500         4,350,950
Kraft Foods, Inc., Cl. A(1)                                        500,000        15,285,000
                                                                             ---------------
                                                                                  33,520,700
HOUSEHOLD PRODUCTS--0.1%
Procter & Gamble Co. (The)(1)                                       37,500         2,367,375
TOBACCO--2.1%
Lorillard, Inc.(1)                                                 240,000        18,057,600
Philip Morris International, Inc.(1)                               300,000        17,172,000
                                                                             ---------------
                                                                                  35,229,600
ENERGY--10.1%
ENERGY EQUIPMENT & SERVICES--1.9%
Ensco plc, Sponsored ADR                                           225,000        12,226,500
Halliburton Co.(1)                                                 450,000        20,250,000
                                                                             ---------------
                                                                                  32,476,500
OIL, GAS & CONSUMABLE FUELS--8.2%
Chevron Corp.(1)                                                   372,500        35,361,425
CONSOL Energy, Inc.(1)                                             438,800        21,808,360


                    1 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                                Shares            Value
                                                           ---------------   ---------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Exxon Mobil Corp.                                                  353,500   $    28,520,380
Kinder Morgan Management LLC(2)                                          1                35
Marathon Oil Corp.(1)                                              400,000        18,280,000
Royal Dutch Shell plc, ADR                                         372,500        26,443,775
Targa Resources Corp.(2)                                           322,500         9,910,425
                                                                             ---------------
                                                                                 140,324,400
FINANCIALS--19.4%
CAPITAL MARKETS--2.4%
Goldman Sachs Group, Inc. (The)                                     91,250        14,930,325
Morgan Stanley                                                     900,000        26,460,000
                                                                             ---------------
                                                                                  41,390,325
COMMERCIAL BANKS--2.2%
U.S. Bancorp(1)                                                    605,000        16,335,000
Wells Fargo & Co.                                                  642,500        20,829,850
                                                                             ---------------
                                                                                  37,164,850
DIVERSIFIED FINANCIAL SERVICES--5.7%
Bank of America Corp.                                            1,000,000        13,730,000
JPMorgan Chase & Co.(1)                                          1,350,000        60,669,000
KKR Financial Holdings LLC                                       2,325,000        22,459,500
                                                                             ---------------
                                                                                  96,858,500
INSURANCE--7.5%
Assurant, Inc.                                                     275,000        10,788,250
Everest Re Group Ltd.                                              440,000        37,083,200
Genworth Financial, Inc., Cl. A                                    542,500         7,361,725
MetLife, Inc.                                                      812,500        37,188,125
Old Republic International Corp.                                 1,000,000        12,230,000
XL Group plc                                                     1,000,000        22,920,000
                                                                             ---------------
                                                                                 127,571,300
REAL ESTATE INVESTMENT TRUSTS--1.6%
Apollo Commercial Real Estate Finance, Inc.(1)                     700,000        11,501,000
Starwood Property Trust, Inc.                                      730,000        16,432,300
                                                                             ---------------
                                                                                  27,933,300
THRIFTS & MORTGAGE FINANCE--0.0%
PMI Group, Inc. (The)(2)                                           100,000           291,000
HEALTH CARE--8.0%
BIOTECHNOLOGY--0.0%
PDL BioPharma, Inc.                                                100,000           494,000
HEALTH CARE PROVIDERS & SERVICES--0.3%
UnitedHealth Group, Inc.(1)                                        105,000         4,310,250
PHARMACEUTICALS--7.7%
Abbott Laboratories(1)                                             425,000        19,193,000
GlaxoSmithKline plc, ADR                                           482,500        17,529,225
Johnson & Johnson                                                   92,500         5,528,725
Merck & Co., Inc.(1)                                             1,050,000        34,828,500
Pfizer, Inc.                                                     2,850,000        51,927,000


                    2 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                                Shares            Value
                                                           ---------------   ---------------
PHARMACEUTICALS CONTINUED
Teva Pharmaceutical Industries Ltd., Sponsored ADR                  50,000   $     2,732,500
                                                                             ---------------
                                                                                 131,738,950
INDUSTRIALS--5.0%
AEROSPACE & DEFENSE--2.1%
General Dynamics Corp.                                             272,500        20,546,500
Lockheed Martin Corp.(1)                                           185,000        14,726,000
                                                                             ---------------
                                                                                  35,272,500
COMMERCIAL SERVICES & SUPPLIES--0.4%
Pitney Bowes, Inc.                                                  59,250         1,438,590
Waste Management, Inc.(1)                                          146,250         5,538,488
                                                                             ---------------
                                                                                   6,977,078
ELECTRICAL EQUIPMENT--0.1%
Cooper Industries plc                                               27,500         1,684,650
INDUSTRIAL CONGLOMERATES--1.2%
General Electric Co.                                               220,000         4,430,800
Tyco International Ltd.                                            360,000        16,138,800
                                                                             ---------------
                                                                                  20,569,600
MARINE--0.4%
Costamare, Inc.                                                    485,000         7,420,500
ROAD & RAIL--0.2%
Norfolk Southern Corp.                                              50,000         3,059,500
TRADING COMPANIES & DISTRIBUTORS--0.6%
Aircastle Ltd.                                                   1,000,000        10,620,000
INFORMATION TECHNOLOGY--6.2%
COMMUNICATIONS EQUIPMENT--1.3%
Harris Corp.                                                       110,000         5,119,400
QUALCOMM, Inc.(1)                                                  312,500        16,915,625
                                                                             ---------------
                                                                                  22,035,025
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Corning, Inc.(1)                                                   425,000         9,439,250
OFFICE ELECTRONICS--0.3%
Xerox Corp.                                                        425,000         4,513,500
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.7%
Applied Materials, Inc.                                            425,000         6,668,250
Intel Corp.(1)                                                     725,000        15,558,500
Intersil Corp., Cl. A(1)                                           415,000         6,274,800
                                                                             ---------------
                                                                                  28,501,550
SOFTWARE--2.4%
Microsoft Corp.(1)                                               1,500,000        41,587,500
MATERIALS--0.8%
METALS & MINING--0.4%
Xstrata plc, Unsponsored ADR                                     1,500,000         6,600,000
PAPER & FOREST PRODUCTS--0.4%
International Paper Co.                                            225,000         6,498,000
TELECOMMUNICATION SERVICES--4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.6%
AT&T, Inc.(1)                                                    1,500,000        41,280,000


                    3 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                                Shares            Value
                                                           ---------------   ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
Consolidated Communications Holdings, Inc.(1)                      700,000   $    12,425,000
Frontier Communications Corp.                                      825,000         7,565,250
Qwest Communications International, Inc.(1)                      2,500,000        17,825,000
                                                                             ---------------
                                                                                  79,095,250
UTILITIES--4.8%
ELECTRIC UTILITIES--4.1%
Allegheny Energy, Inc.                                             800,000        20,624,000
American Electric Power Co., Inc.                                  217,500         7,760,400
Edison International, Inc.(1)                                      492,500        17,867,900
Entergy Corp.(1)                                                   258,250        18,637,903
PPL Corp.                                                          178,500         4,603,515
                                                                             ---------------
                                                                                  69,493,718
MULTI-UTILITIES--0.7%
National Grid plc, Sponsored ADR                                   262,750        11,834,260
                                                                             ---------------
Total Common Stocks (Cost $1,101,159,836)                                      1,250,839,529
PREFERRED STOCKS--5.6%
Apache Corp., 6% Cv., Series D, Non-Vtg.                           130,000         8,507,200
Citigroup, Inc., 7.50% Cv.                                         162,500        22,363,250
General Motors Co., 4.75% Cv., Series B, Non-Vtg.(2)               700,000        38,017,000
Hartford Financial Services Group, Inc., 7.25% Cv.,
Series F, Non-Vtg.                                                 347,500         9,156,625
Lucent Technologies Capital Trust I, 7.75% Cum. Cv.,
Non-Vtg.                                                             8,000         7,270,000
Synovus Financial Corp., 8.25% Cv.                                 395,000         9,760,450
                                                                             ---------------
Total Preferred Stocks (Cost $83,578,127)                                         95,074,525
                                                              Principal
                                                                Amount
                                                           ---------------
CONVERTIBLE CORPORATE BONDS AND NOTES--9.8%
AMR Corp., 6.25% Cv. Sr. Unsec. Nts., 10/15/14             $    20,000,000        22,275,000
CNO Financial Group, Inc.:
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16                         12,316,000        17,280,580
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16(3)                       3,907,000         5,533,289
Conseco, Inc., 7% Cv. Sr. Unsec. Unsub. Nts., Series 2,
12/30/16(3)                                                        608,000           861,080
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub.
Nts., 1/15/15                                                    9,500,000        14,784,375
Forest City Enterprises, Inc., 5% Cv. Sr. Unsec. Nts.,
10/15/16                                                         4,750,000         7,035,890
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts.,
11/15/29(4)                                                     17,500,000        21,918,750
MGIC Investment Corp., 9% Cv. Jr. Unsec. Sub. Bonds,
4/1/63(3)                                                       25,000,000        25,875,000
Navistar International Corp., 3% Cv. Sr. Sub. Nts.,
10/15/14                                                         9,500,000        13,881,875
PMI Group, Inc. (The), 4.50% Cv. Sr. Nts., 4/15/20              15,000,000        12,262,500
Radian Group, Inc., 3% Cv. Sr. Unsec. Unsub. Nts.,
11/15/17                                                         4,000,000         3,800,000
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts.,
5/15/15                                                         21,704,000        21,269,920
                                                                             ---------------
Total Convertible Corporate Bonds and Notes
(Cost $151,184,608)                                                              166,778,259
STRUCTURED SECURITIES--4.4%
Barclays Bank plc:
Celanese Corp. Yield Enhanced Equity Linked Debt
Securities                                                         181,029         7,494,601


                    4 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

                                                              Principal
                                                                Amount            Value
                                                           ---------------   ---------------
Lear Corp. Yield Enhanced Equity Linked Debt Securities    $       112,867   $    11,458,258
Barclays Bank plc, Allegheny Technologies, Inc., Yield
Enhanced Equity Linked Debt Securities                             132,956         8,136,907
Citigroup Funding, Inc., The Mosaic Co. Equity Linked
Nts.                                                             5,000,000         5,805,860
Credit Suisse AG, Sprint Nextel Corp. Equity Linked Nts.         2,285,000        10,419,600
Deutsche Bank AG, London:
Lear Corp. Equity Linked Nts.(5)                                   102,000        10,757,940
Lear Corp. Equity Linked Nts.(5)                                   117,700        11,683,491
Morgan Stanley, Kohls Corp. Equity Linked Nts.(3)                  194,750         9,907,906
                                                                             ---------------
Total Structured Securities (Cost $70,014,602)                                    75,664,563

                                                                Shares
                                                           ---------------
INVESTMENT COMPANY--8.0%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.20% (6,7) (Cost $136,411,432)                                136,411,432       136,411,432
TOTAL INVESTMENTS, AT VALUE (COST $1,542,348,605)                    101.1%    1,724,768,308
Liabilities in Excess of Other Assets                                 (1.1)      (18,788,827)
                                                           ---------------   ---------------
Net Assets                                                           100.0%  $ 1,705,979,481
                                                           ===============   ===============

Footnotes to Statement of Investments

(1.) All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See accompanying Notes.

(2.) Non-income producing security.

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $42,177,275 or 2.47% of the Fund's net assets as of January 31, 2011.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Restricted security. The aggregate value of restricted securities as of January 31, 2011 was $22,441,431, which represents 1.32% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                          ACQUISITION                                UNREALIZED
SECURITY                                                      DATE          COST         VALUE      APPRECIATION
--------                                                  -----------   -----------   -----------   ------------
Deutsche Bank AG, London, Lear Corp. Equity Linked Nts.     12/20/10    $10,001,100   $10,757,940    $  756,840
Deutsche Bank AG, London, Lear Corp. Equity Linked Nts.     10/21/10     10,004,500    11,683,491     1,678,991
                                                                        -----------   -----------    ----------
                                                                        $20,005,600   $22,441,431    $2,435,831
                                                                        ===========   ===========    ==========

(6.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                    SHARES
                                                       OCTOBER        GROSS         GROSS        JANUARY
                                                     29, 2010(a)    ADDITIONS     REDUCTIONS     31, 2011
                                                     -----------   -----------   -----------   -----------
Oppenheimer Institutional Money Market Fund, Cl. E    53,169,685   187,288,080   104,046,333   136,411,432

                                                         VALUE       INCOME
                                                     ------------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $136,411,432   $43,124

(a.) October 29, 2010 represents the last business day of the Fund's 2010 fiscal year.

(7.) Rate shown is the 7-day yield as of January 31, 2011.


                    5 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of January 31, 2011 based on valuation input level:

                                                            LEVEL 2--
                                           LEVEL 1--          OTHER        LEVEL 3--
                                           UNADJUSTED      SIGNIFICANT    SIGNIFICANT
                                             QUOTED        OBSERVABLE    UNOBSERVABLE
                                             PRICES          INPUTS         INPUTS           VALUE
                                        ---------------   ------------   ------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                $  125,979,173   $         --        $--        $  125,979,173
   Consumer Staples                         119,105,100             --         --           119,105,100
   Energy                                   172,800,900             --         --           172,800,900
   Financials                               331,209,275             --         --           331,209,275
   Health Care                              136,543,200             --         --           136,543,200
   Industrials                               85,603,828             --         --            85,603,828
   Information Technology                   106,076,825             --         --           106,076,825
   Materials                                 13,098,000             --         --            13,098,000
   Telecommunication Services                79,095,250             --         --            79,095,250
   Utilities                                 81,327,978             --         --            81,327,978
Preferred Stocks                             18,267,650     76,806,875         --            95,074,525
Convertible Corporate Bonds and Notes                --    166,778,259         --           166,778,259
Structured Securities                                --     75,664,563         --            75,664,563
Investment Company                          136,411,432             --         --           136,411,432
                                         --------------   ------------        ---        --------------
Total Assets                             $1,405,518,611   $319,249,697        $--        $1,724,768,308
                                         --------------   ------------        ---        --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated options written, at value    $   (1,910,593)  $         --        $--        $   (1,910,593)
Depreciated options written, at value        (5,095,500)            --         --            (5,095,500)
                                         --------------   ------------        ---        --------------
Total Liabilities                        $   (7,006,093)  $         --        $--        $   (7,006,093)
                                         --------------   ------------        ---        --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


                    6 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

WRITTEN OPTIONS AS OF JANUARY 31, 2011 ARE AS FOLLOWS:

                                                                                                             UNREALIZED
                                            NUMBER OF   EXERCISE   EXPIRATION    PREMIUMS                  APPRECIATION/
DESCRIPTION                          TYPE   CONTRACTS     PRICE       DATE       RECEIVED       VALUE      (DEPRECIATION)
-----------                          ----   ---------   --------   ----------   ----------   -----------   --------------
Abbott Laboratories                  Put      1,250      $ 47.00     2/21/11    $  116,785   $  (241,250)    $(124,465)
Archer-Daniels-Midland Co.           Call       750        35.00     2/21/11        30,459       (13,500)       16,959
AT&T, Inc.                           Call     3,750        29.00     2/21/11       142,975       (18,750)      124,225
AT&T, Inc.                           Call       500        28.00     2/21/11         7,993       (10,000)       (2,007)
AT&T, Inc.                           Call       250        28.00     3/21/11        11,996       (10,000)        1,996
AT&T, Inc.                           Put      4,500        28.00     2/21/11       223,993      (306,000)      (82,007)
Bank of America Corp.                Put      1,000        14.00     2/21/11        42,985       (53,000)      (10,015)
Brinker International, Inc.          Call       500        20.00     2/21/11        87,241      (170,000)      (82,759)
Chevron Corp.                        Call        50        90.00     2/21/11        18,349       (26,000)       (7,651)
Ciena Corp.                          Put      1,000        20.00     3/21/11        66,985       (66,000)          985
Cinemark Holdings, Inc.              Call     4,000        20.00     3/21/11       225,942       (20,000)      205,942
CONSOL Energy, Inc.                  Call       638        47.00     2/21/11       286,448      (230,318)       56,130
Corning, Inc.                        Call       500        22.00     2/21/11        25,493       (32,500)       (7,007)
Edison International, Inc.           Call       325        37.50     2/21/11        15,670        (3,250)       12,420
Everest Re Group Ltd.                Call        75        90.00     2/21/11         5,924        (1,125)        4,799
Everest Re Group Ltd.                Call        50        85.00     2/21/11         8,699        (7,750)          949
Foot Locker, Inc.                    Call       250        20.00     2/21/11         3,496            --         3,496
Foot Locker, Inc.                    Put      4,250        17.50     3/21/11       347,094      (318,750)       28,344
Foot Locker, Inc.                    Put      3,500        17.50     2/21/11       112,039      (140,000)      (27,961)
Ford Motor Co.                       Put      4,000        16.00     2/21/11        67,943      (224,000)     (156,057)
Ford Motor Co.                       Put      2,500        16.00     3/21/11       168,487      (215,000)      (46,513)
Genworth Financial, Inc., Cl. A      Put      2,500        13.00     2/21/11       100,018      (102,500)       (2,482)
Genworth Financial, Inc., Cl. A      Put      1,000        14.00     2/21/11        47,985       (88,000)      (40,015)
Halliburton Co.                      Call     1,750        41.00     2/21/11       257,497      (735,000)     (477,503)
Halliburton Co.                      Call     1,250        42.00     3/21/11       521,222      (506,250)       14,972
Halliburton Co.                      Call     1,000        40.00     2/21/11       127,463      (513,000)     (385,537)
Halliburton Co.                      Put      5,000        38.00     3/21/11       235,500      (190,000)       45,500
Harris Corp.                         Put        500        45.00     2/21/11        74,742       (20,000)       54,742
Intel Corp.                          Call       250        22.00     2/21/11         2,246        (2,750)         (504)
Intersil Corp., Cl. A                Call     2,000        15.00     2/21/11       103,540       (90,000)       13,540
Kellogg Co.                          Put        500        50.00     3/21/11        61,992       (62,500)         (508)
Kohl's Corp.                         Call       250        55.00     2/21/11         9,746        (2,500)        7,246
Kraft Foods, Inc., Cl. A             Call       100        32.00     2/21/11         2,124          (500)        1,624
Kraft Foods, Inc., Cl. A             Put      1,000        30.00     3/21/11        49,455       (47,000)        2,455
Linear Technology Corp.              Put      1,000        35.00     2/21/11       116,914      (100,000)       16,914
Lockheed Martin Corp.                Call     1,250        75.00     2/21/11       293,942      (600,000)     (306,058)
Lorillard, Inc.                      Call       100        72.50     2/21/11        24,018       (40,500)      (16,482)
Lowe's Cos., Inc.                    Call     1,250        26.00     2/21/11        36,432       (20,000)       16,432
Marathon Oil Corp.                   Call       750        42.00     2/21/11       108,800      (288,750)     (179,950)
Marathon Oil Corp.                   Call       500        43.00     2/21/11        36,992      (148,000)     (111,008)
Marathon Oil Corp.                   Call       250        44.00     2/21/11        53,260       (55,250)       (1,990)
Mattel, Inc.                         Put      5,000        24.00     2/21/11       453,512      (500,000)      (46,488)
MDC Holdings, Inc.                   Call     1,000        31.00     2/21/11       133,753       (80,000)       53,753
MDC Holdings, Inc.                   Put        500        27.00     2/21/11        56,992        (5,000)       51,992
Merck & Co., Inc.                    Call       750        35.00     2/21/11        25,244        (6,750)       18,494
Merck & Co., Inc.                    Put      1,250        33.00     2/21/11        64,731       (68,750)       (4,019)


                    7 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

Microsoft Corp.                      Call     1,750        28.00     2/21/11       145,723       (61,250)       84,473
Morgan Stanley                       Put      1,000        27.00     2/21/11       106,195       (14,000)       92,195
Pfizer, Inc.                         Put      2,500        17.00     2/21/11       158,214       (25,000)      133,214
Philip Morris International, Inc.    Call       100        60.00     2/21/11         5,499        (1,100)        4,399
PMI Group, Inc. (The)                Put      1,000         4.00     2/21/11        28,985      (115,000)      (86,015)
Potash Corp. of Saskatchewan, Inc.   Put        750       155.00     2/21/11       214,740       (27,000)      187,740
Procter & Gamble Co. (The)           Call       200        65.00     2/21/11        20,372        (3,200)       17,172
QUALCOMM, Inc.                       Call     1,100        57.50     2/21/11        44,944       (17,600)       27,344
Sprint Nextel Corp.                  Put      1,000         4.00     2/21/11        10,986        (4,000)        6,986
Teradyne, Inc.                       Put      4,000        12.00     2/21/11        78,443            --        78,443
Tyco International Ltd.              Call       600        45.00     2/21/11        22,083       (42,600)      (20,517)
Wal-Mart Stores, Inc.                Call       150        57.50     2/21/11         3,131        (3,150)          (19)
Waste Management, Inc.               Call     1,300        36.00     4/18/11       232,677      (312,000)      (79,323)
                                                                                ----------   -----------     ---------
                                                                                $6,087,108   $(7,006,093)    $(918,985)
                                                                                ==========   ===========     =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.


                    8 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.


                    9 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY


                    10 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation s in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended January 31, 2011, the Fund had an average market value of $2,802,025 and $3,341,075 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended January 31, 2011 was as follows:

                                  CALL OPTIONS              PUT OPTIONS
                            -----------------------   -----------------------
                            NUMBER OF    AMOUNT OF    NUMBER OF    AMOUNT OF
                            CONTRACTS     PREMIUMS    CONTRACTS     PREMIUMS
                            ---------   -----------   ---------   -----------
Options outstanding as of
October 29, 2010(1)           40,055    $ 2,848,012     25,925    $ 3,559,055
Options written               72,157      8,089,986    122,150      9,345,865
Options closed or expired    (72,062)    (6,452,163)   (91,150)    (8,298,250)
Options exercised            (10,862)    (1,404,439)    (6,425)    (1,600,958)
                             -------    -----------   --------    -----------
Options outstanding as of
January 31, 2011              29,288    $ 3,081,396     50,500    $ 3,005,712
                             =======    ===========   ========    ===========

(1.) October 29, 2010 represents the last business day of the Fund's 2010 fiscal year.

RESTRICTED SECURITIES

As of January 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.


                    11 | Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.
STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,547,509,547
Federal tax cost of other investments       (6,087,108)
                                        --------------
Total federal tax cost                  $1,541,422,439
                                        ==============
Gross unrealized appreciation           $  190,268,291
Gross unrealized depreciation              (13,928,515)
                                        --------------
Net unrealized appreciation             $  176,339,776
                                        ==============


                    12 | Oppenheimer Equity Income Fund, Inc.

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 01/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: March 1, 2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: March 1, 2011